Restructuring and Other Charges	12 Months Ended
Feb. 26, 2012
Restructuring and Other Charges [Abstract]
RESTRUCTURING AND OTHER CHARGES

NOTE 3 — RESTRUCTURING AND OTHER CHARGES

The following table sets forth the restructuring and other charges for the years ended February 26, 2012, February 27, 2011 and February 28, 2010, respectively.

	Severance and Fringe Benefits	Excess facility charges & other exit costs	Total
Restructuring liability as of February 22, 2009	$2,352	$378	$2,730
Restructuring charges	1,770	(286)	1,484
Currency translation	18	(92)	(74)
Cash payments	(1,803)	-	(1,803)

Restructuring liability as of February 28, 2010	2,337	-	2,337
Restructuring charges	1,694	-	1,694
Currency translation	(71)	-	(71)
Cash payments	(2,662)	-	(2,662)

Restructuring liability as of February 27, 2011	1,298	-	1,298
Restructuring charges	2,368	-	2,368
Currency translation	5	-	5
Cash payments	(1,858)	-	(1,858)

Restructuring liability as of February 26, 2012	$1,813	$-	$1,813

The restructuring liability reflects estimates, including those related to termination benefits and settlements of contractual obligations, which are reviewed by the Company periodically throughout the year.

Restructuring fiscal 2012

In fiscal 2012, in order to further align spending with current business initiatives, the Company implemented a restructuring program. The restructuring program consisted of a reduction in workforce of approximately 30 employees. The Company recorded a charge of $2,193 related to severance, fringe benefits and relocation costs in connection with this plan. At the end of fiscal 2012, the remaining liability was $1,696.

In addition, as a result of a change of approach in the utilization of marketing and customer service resources, on November 21, 2011, the Company implemented a restructuring program in order to align its resources to meet its objectives. The restructuring program consisted of a reduction in workforce of 3 marketing professionals and one customer service professional. The Company recorded a charge of $175 related to severance and fringe benefits. At the end of fiscal 2012, the remaining liability was $12.

Restructuring fiscal 2011

In fiscal 2011, the Company reduced operating expenses by lowering its headcount by 29 employees, primarily focused on transitioning the logistics business of the company to our Dublin, Ireland location. The Company recorded a charge of $1,694 related to severance and fringe benefits. At the end of fiscal 2012, the remaining liability was $0.

Restructuring fiscal 2010

In fiscal 2010, the Company reduced operating expenses by lowering its headcount by 26 employees. The Company recorded a charge of $1,770 related to severance and fringe benefits. At the end of fiscal 2012, the remaining liability was $0.

The Company also recorded a credit of $286 related to Ireland Development Authority (“IDA”) grants previously recorded as restructuring expenses. As of June 28, 2009, the remaining grants lapsed, without requiring repayment and the expense originally recorded was reversed through the restructuring expense line in the consolidated statements of operations. At the end of fiscal 2012, there are no remaining IDA grants and as such the remaining liability is $0.

Restructuring fiscal 2009

In the first half of fiscal 2009, an outside consulting firm was hired to review the Company’s business to identify areas for improving profitability. From this profitability analysis, the Company developed a plan to significantly reduce operating expenses. These expense actions included a reduction in worldwide headcount of 91 employees as well as a reduction in operational costs. The Company recorded a charge of $8,390 related to severance and fringe benefits and $262 related to facility charges and other exit costs. At the end of fiscal 2012, the remaining liability was $105.